MONEY MARKET


                                             ADVANTUS MONEY MARKET FUND, INC.

      ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2000         [LOGO]
                                                                  ADVANTUS-TM-
                                                                 FAMILY OF FUNDS


[MONEY MARKET GRAPHIC]

ADVANTUS MONEY MARKET FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          4

STATEMENT OF ASSETS AND
LIABILITIES                        6

STATEMENT OF OPERATIONS            7

STATEMENTS OF CHANGES IN NET
ASSETS                             8

NOTES TO FINANCIAL STATEMENTS      9

INDEPENDENT AUDITORS' REPORT      12

FEDERAL INCOME TAX INFORMATION    13

SHAREHOLDER VOTING RESULTS        14

SHAREHOLDER SERVICES              15

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

All signs point to a soft landing in progress while the U.S. economy continues to slow. The pressure on the Federal Reserve to further increase short-term rates has diminished considerably. The Fed's earlier series of tightenings appears to have successfully curbed the country's run-away growth. Inflation remains in check; all in all, we continue to have a healthy backdrop for our country's capital markets.

In the stock market, companies such as Intel and new economy leaders have seen some dramatic corrections this quarter. This was a sideways correction for many, downward for companies that disappointed investors. Value, real estate, and small stocks' relative performance has improved this quarter. The market has broadened, demonstrating that investors have acquired an increased appetite for stocks other than large cap growth. We anticipate that the stock market will remain volatile throughout the year and into next year. Equity investors should adjust their expectations and not expect double-digit returns as the norm. We expect positive returns for equities for the next 12 to 18 months, with above average earnings growth.

Within the fixed income universe, corporate bonds have been the weakest performing fixed income sector in 2000. An inverted yield curve (i.e., short-term bonds have higher yields than long-term bonds), several Fed tightening moves, increased event risk and equity market volatility have all negatively impacted corporate bond performance this year. Mortgage-backed securities were the top performer for the year followed by the government sector. We believe that upcoming quarters will be a favorable environment for bonds.

We are continually watchful of economic and political events and circumstances that would likely affect our new President. Significant political unrest, military buildups, and violence in other countries may test the President-elect's mettle. A strong Administration increases the odds that our peace dividend will continue.

We advise investors to consider adding fixed income, value stocks and an international component to their portfolio. As we've said before, we advise you to stay well diversified and avoid big bets when the market environment is uncertain.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS MONEY MARKET FUND

PERFORMANCE UPDATE

[PHOTO]

STEVEN S. NELSON, CFA
PORTFOLIO MANAGER
The Advantus Money Market Fund is a mutual fund designed for investors seeking a high level of current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its objective by concentrating investments in short-term money market instruments including U.S. Treasury Bills, high grade commercial paper and bank certificates of deposit.

  - Seeks to maintain stable net asset value.

  - Free checkwriting and telephone redemption.

  - Dividends declared daily and paid monthly.

Investment in the Advantus Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

PERFORMANCE

For the year ended September 30, 2000, the Advantus Money Market Fund earned a total return of 5.33 percent.* This compares to the three-month U.S. Treasury Bill, which earned 5.83 percent for the same period. The seven-day compound yield of the Fund was 5.56 percent* at September 30, 2000.

PERFORMANCE ANALYSIS

The Federal Reserve actively raised key short-term interest rates over the past twelve months in an attempt to slow our economy and keep inflation at bay. After four interest rate hikes totaling 125 basis points (1.25 percent) and with the highest oil prices in a decade, the economy is beginning to slow, paving the way for slightly lower interest rates. During the period, the shape of the yield curve changed dramatically as short-term interest rose and long-term interest rates fell. The resulting yield curve became inverted (a situation where short-term interest rates are higher than long-term interest rates) as the Fed raised short-term interest rates and the U.S. Treasury Department was buying back its longer-term debt. On September 30th, the two-year U.S. Treasury Note yielded 5.97 percent and thirty-year Treasury yielded 5.88 percent, 9 basis points less than the two-year.

While market volatility remained subdued this past quarter, financial markets have experienced periods of extreme volatility over the past year. We would caution that investors should continue to expect financial markets to experience significant volatility from time to time. Because of this, high-quality U.S. corporate commercial paper should always be considered as a sound alternative for investors seeking a high degree of safety and liquidity for a portion of their portfolios. In addition, for several months we have operated in an environment where high-quality commercial paper has offered investors very attractive yields relative to other fixed income alternatives. For example, over the past several months, yields offered by many large, high-quality issuers on 90-day commercial paper exceeded six and one-half percent.

The Advantus Money Market Fund has approximately 99 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 by Standard and Poor's or P-1 by Moody's). The Fund's holdings are well diversified over a variety of stable industries. Our goal throughout this reporting period has been to maintain the average days to maturity of the Fund in the range of 40 to 50 days.

OUTLOOK
In total, the Fed raised the Federal Funds rate six times and a total of 1.75 percent (i.e., to 6.50 percent from 4.75 percent) between June 1999 and May 2000. Although the U.S. economy remains resilient, it is no doubt slowing as

*Historical performance is not an indication of future performance. Investment returns will fluctuate.

the Fed's aggressive moves have taken hold. With major domestic equity indexes all down this year, in some cases substantially (e.g., the NASDAQ), a significant amount of wealth and confidence has been removed from our financial system. In addition, high oil and natural gas prices will effectively tax the consumer and have an increasingly negative impact on spending over the months ahead. As a result of these factors, we believe the Federal Reserve is finished raising short-term rates for this interest rate cycle. As this view becomes more widely held by investors, as we expect it to, short- and intermediate-term interest rates should fall modestly. One final thought for investors: Given the many downside risks to financial markets that currently exist, there could be a flight to quality move in the weeks or months ahead if the Fed's attempt to engineer a soft landing fails and more draconian scenarios prevail.
                                AVERAGE DAYS TO MATURITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          NUMBER OF DAYS
10/5/99               58
10/12/99              57
10/19/99              62
10/26/99              62
11/2/99               64
11/9/99               64
11/16/99              61
11/23/99              56
12/7/99               56
12/14/99              57
12/21/99              55
12/28/99              48
1/4/00                57
1/11/00               52
1/18/00               57
1/25/00               68
2/1/00                69
2/8/00                60
2/15/00               54
2/22/00               48
3/7/00                53
3/14/00               49
3/21/00               46
3/28/00               47
4/4/00                47
4/11/00               46
4/18/00               49
4/25/00               50
5/2/00                46
5/9/00                43
5/16/00               39
5/23/00               41
6/7/00                41
6/13/00               41
6/20/00               38
6/27/00               33
7/4/00                28
7/11/00               40
7/18/00               44
7/25/00               41
8/1/00                47
8/8/00                42
8/15/00               46
8/22/00               42
9/5/00                40
9/12/00               42
9/19/00               47
9/30/00               50

                                 SEVEN-DAY COMPOUND YIELD*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          YIELD
10/5/99   4.49%
10/12/99  4.56%
10/19/99  4.35%
10/26/99  4.41%
11/2/99   5.00%
11/9/99   4.77%
11/16/99  4.92%
11/23/99  4.86%
12/7/99   4.93%
12/14/99  5.03%
12/21/99  5.04%
12/28/99  5.05%
1/4/00    5.12%
1/11/00   5.12%
1/18/00   4.98%
1/25/00   5.12%
2/1/00    5.11%
2/8/00    5.11%
2/15/00   5.06%
2/22/00   4.76%
3/7/00    5.10%
3/14/00   5.22%
3/21/00   5.23%
3/28/00   5.18%
4/4/00    5.20%
4/11/00   5.45%
4/18/00   5.64%
4/25/00   5.09%
5/2/00    5.45%
5/9/00    5.26%
5/16/00   5.34%
5/23/00   5.57%
6/7/00    6.00%
6/13/00   5.88%
6/20/00   5.73%
6/27/00   5.83%
7/4/00    6.05%
7/11/00   5.50%
7/18/00   6.09%
7/25/00   5.63%
8/1/00    5.86%
8/8/00    5.96%
8/15/00   6.35%
8/22/00   5.68%
9/5/00    5.97%
9/12/00   5.54%
9/19/00   5.42%
9/30/00   5.56%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

*Historical performance is not an indication of future performance. Investment returns will fluctuate.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 2000

(Percentages of each investment category relate to total net assets.)

PRINCIPAL                                                       COUPON  MATURITY     VALUE(A)
---------                                                       ------  --------  ---------------
COMMERCIAL PAPER (98.8%)
  BASIC MATERIALS (7.3%)
    Agriculture Products (4.9%)
$2,150,000   Archer-Daniels-Midland Company...................  6.767%  03/13/01    $ 2,086,933
                                                                                    -----------
    Chemicals (2.4%)
 1,000,000   PPG Industries, Inc..............................  6.618%  10/17/00        997,107
                                                                                    -----------
  COMMUNICATION SERVICES (7.5%)
    Telephone (7.5%)
 1,180,000   AT&T Corporation.................................  6.783%  01/10/01      1,158,260
 1,025,000   AT&T Corporation.................................  6.788%  01/17/01      1,004,819
 1,000,000   Bellsouth Telecommunications, Inc................  6.622%  10/12/00        998,008
                                                                                    -----------
                                                                                      3,161,087
                                                                                    -----------
  CONSUMER CYCLICAL (17.5%)
    Hardware and Tools (2.8%)
 1,200,000   The Stanley Works................................  6.663%  12/21/00      1,182,515
                                                                                    -----------
    Publishing (14.7%)
 2,000,000   Gannett Co, Inc. (c).............................  6.642%  11/24/00      1,980,539
 1,110,000   McGraw-Hill Companies, Inc.......................  6.703%  10/12/00      1,107,762
 1,145,000   McGraw-Hill Companies, Inc.......................  6.662%  12/08/00      1,130,963
 1,020,000   Tribune Company (c)..............................  6.720%  10/10/00      1,018,313
   975,000   Tribune Company (c)..............................  6.728%  10/16/00        972,316
                                                                                    -----------
                                                                                      6,209,888
                                                                                    -----------
  CONSUMER STAPLES (18.3%)
    Beverage (4.7%)
 2,000,000   The Coca-Cola Company............................  6.694%  10/30/00      1,989,420
                                                                                    -----------
    Entertainment (3.2%)
 1,355,000   The Walt Disney Company..........................  6.251%  10/13/00      1,352,221
                                                                                    -----------
    Food (10.4%)
 2,186,000   Bestfoods (c)....................................  6.662%  10/10/00      2,182,415
 1,000,000   H.J. Heinz Company...............................  6.675%  10/02/00        999,817
 1,200,000   H.J. Heinz Company...............................  6.636%  10/24/00      1,195,003
                                                                                    -----------
                                                                                      4,377,235
                                                                                    -----------
  FINANCIAL (24.0%)
    Auto Finance (2.5%)
 1,075,000   General Motors Acceptance Corporation............  6.903%  01/23/01      1,052,313
                                                                                    -----------
    Commercial Finance (9.7%)
 1,000,000   General Electric Capital Corporation.............  6.700%  10/04/00        999,450
 1,155,000   General Electric Capital Corporation.............  6.777%  02/20/01      1,125,331
 2,000,000   Verizon Network Funding..........................  6.673%  11/28/00      1,979,016
                                                                                    -----------
                                                                                      4,103,797
                                                                                    -----------

              See accompanying notes to investments in securities.

                                                      ADVANTUS MONEY MARKET FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

PRINCIPAL                                                       COUPON  MATURITY     VALUE(A)
----------------------------------------------------------------------  --------  ---------------
FINANCIAL--CONTINUED
    Consumer Finance (11.8%)
$1,960,000   American General Finance Corporation.............  6.714%  12/11/00    $ 1,934,733
 1,000,000   Associates Corporation...........................  6.769%  01/19/01        980,009
 1,085,000   Ciesco Limited Partnership.......................  6.731%  10/05/00      1,084,200
 1,000,000   Ciesco Limited Partnership.......................  6.636%  10/06/00        999,092
                                                                                    -----------
                                                                                      4,998,034
                                                                                    -----------
  TECHNOLOGY (4.7%)
    Communications Equipment (4.7%)
 2,000,000   Motorola, Inc....................................  6.736%  11/07/00      1,986,436
                                                                                    -----------
  UTILITIES (19.5%)
    Electric Companies (14.8%)
 1,522,000   Alabama Power Company............................  6.627%  10/24/00      1,515,670
 1,000,000   Baltimore Gas & Electric.........................  6.611%  10/12/00        998,012
 1,000,000   Carolina Power & Light Company...................  6.650%  10/16/00        997,275
 1,000,000   Florida Power Corporation........................  6.645%  10/25/00        995,650
 1,725,000   Potomac Electric Power Company...................  6.621%  10/23/00      1,718,143
                                                                                    -----------
                                                                                      6,224,750
                                                                                    -----------
    Natural Gas (4.7%)
 2,000,000   Nicor, Inc.......................................  6.666%  12/27/00      1,968,717
                                                                                    -----------
             Total commercial paper (cost: $41,690,453).........................    $41,690,453
                                                                                    -----------
MONEY MARKET FUND (1.1%)
   137,695   Federated Money Market Obligation Trust - Prime
              Obligation Fund.................................  6.460%                  137,695
   303,338   Provident Institutional Fund - TempFund
              Portfolio.......................................  6.526%                  303,338
                                                                                    -----------
             Total short-term securities (cost: $441,033).......................        441,033
                                                                                    -----------
             Total investments in securities (cost: $42,131,486) (b)............    $42,131,486
                                                                                    ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at September 30, 2000.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

ADVANTUS MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

                                    ASSETS
Investments in securities, at amortized cost - see accompanying
  schedule for detailed listing..................................   $42,131,486
Cash in bank on demand deposit...................................        22,087
Receivable for Fund shares sold..................................        56,207
Accrued interest receivable......................................         9,058
                                                                    -----------
    Total assets.................................................    42,218,838
                                                                    -----------
                                  LIABILITIES
Payable for Fund shares redeemed.................................        20,049
Dividends payable to shareholders................................         6,457
Payable to Adviser...............................................         3,916
Other payables...................................................           565
                                                                    -----------
    Total liabilities............................................        30,987
                                                                    -----------
Net assets applicable to outstanding capital stock...............   $42,187,851
                                                                    ===========
Represented by:
  Capital stock - authorized 10 billion shares of $.01 par value;
    outstanding 42,187,851 shares................................   $   421,879
  Additional paid-in capital.....................................    41,765,972
                                                                    -----------
    Total - representing net assets applicable to outstanding
     capital stock...............................................   $42,187,851
                                                                    ===========
Net asset value per share........................................   $      1.00
                                                                    ===========

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 2000

Investment income:
  Interest.............................  $   2,482,519
                                         -------------
Expenses (note 4):
  Investment advisory fee..............        204,795
  Rule 12b-1...........................        102,669
  Administrative services fee..........         61,200
  Transfer agent and shareholder
    service fees.......................        242,743
  Custodian fees.......................          9,093
  Auditing and accounting services.....         18,201
  Legal fees...........................         10,827
  Directors' fees......................            741
  Registration fees....................         22,928
  Printing and shareholder reports.....         48,498
  Insurance............................          3,539
  Other................................          4,469
                                         -------------
    Total expenses.....................        729,703
                                         -------------
Less fees and expenses waived or
  absorbed by Adviser and Distributor:
  Distribution fees....................       (102,669)
  Other absorbed fees..................       (278,882)
                                         -------------
    Total fees and expenses waived or
     absorbed..........................       (381,551)
                                         -------------
    Total net expenses.................        348,152
                                         -------------
    Investment income - net............      2,134,367
                                         -------------
Net increase in net assets resulting
  from operations......................  $   2,134,367
                                         =============

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                                          2000             1999
                                                     --------------   --------------
Operations:
  Investment income - net.........................   $    2,134,367   $    2,176,959
                                                     --------------   --------------
    Increase in net assets resulting from
      operations..................................        2,134,367        2,176,959
                                                     --------------   --------------
Distributions to shareholders from net investment
  income..........................................       (2,134,367)      (2,176,959)
                                                     --------------   --------------
Capital share transactions at a constant net asset
  value of $1.00 (note 3):
  Proceeds from sales.............................      115,136,100       92,025,759
  Proceeds from issuance of shares as a result of
    reinvested dividends..........................        2,073,475        2,143,222
  Payments for redemption of shares...............     (116,224,480)    (113,867,509)
                                                     --------------   --------------
      Increase (decrease) in net assets from
        capital share transactions................          985,095      (19,698,528)
                                                     --------------   --------------
      Total increase (decrease) in net assets.....          985,095      (19,698,528)
  Net assets at beginning of year.................       41,202,756       60,901,284
                                                     --------------   --------------
  Net assets at end of year.......................   $   42,187,851   $   41,202,756
                                                     ==============   ==============

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 2000

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

    The significant accounting policies of the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00. However, there is no assuarance the Fund will maintain the $1.00 NAV.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 2000, purchases of securities and proceeds from sales, aggregated $298,729,191 and $297,836,600, respectively.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

    The Fund has adopted a Plan of Distribution relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a service fee up to .25 percent of average daily net assets to be paid to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. Ascend is currently waiving all of the Fund's Rule 12b-1 fees.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $5,100 per month for accounting, legal and other administrative services which Minnesota Life provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Ascend has voluntarily agreed to waive all Rule 12b-1 fees. Advantus Capital has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .35% of average net assets of the Fund. After such waiver and absorption, the Fund's total operating expenses will equal .85% of average net assets. Ascend Financial and Advantus Capital reserve the right to discontinue such waiver or absorption, respectively, at any time at their sole discretion. During the year ended September 30, 2000, Advantus Capital voluntarily agreed to absorb $278,882 in expenses which were otherwise payable by the Fund, in addition to the waived 12b-1 fees described above.

    As of September 30, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 10,981,558 shares or 26.0 percent of the Fund's total shares outstanding.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $10,206.

                                                      ADVANTUS MONEY MARKET FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

FINANCIAL HIGHLIGHTS

                                                            YEAR ENDED DECEMBER 31,
                                            -------------------------------------------------------
                                               2000         1999       1998       1997       1996
                                            -----------    -------    -------    -------    -------
Net asset value beginning of year.......      $  1.00      $  1.00    $  1.00    $  1.00    $  1.00
                                              -------      -------    -------    -------    -------
Income from investment operations:
  Net investment income.................          .05          .04        .05        .05        .05
                                              -------      -------    -------    -------    -------
    Total from investment operations....          .05          .04        .05        .05        .05
                                              -------      -------    -------    -------    -------
Less distributions:
  Dividends from net investment
    income..............................         (.05)        (.04)      (.05)      (.05)      (.05)
                                              -------      -------    -------    -------    -------
    Total distributions.................         (.05)        (.04)      (.05)      (.05)      (.05)
                                              -------      -------    -------    -------    -------
Net asset value, end of year............      $  1.00      $  1.00    $  1.00    $  1.00    $  1.00
                                              =======      =======    =======    =======    =======
Total return (a)........................         5.33%        4.24%      4.78%      4.69%      4.74%
Net assets, end of year (in
  thousands)............................      $42,188      $41,203    $60,901    $54,491    $43,953
Ratio of expenses to average daily net
  assets (b)............................          .85%         .85%       .85%       .85%       .85%
Ratio of net investment income to
  average daily net assets (b)..........         5.21%        4.17%      4.68%      4.61%      4.64%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value.
(b) The Fund's Adviser and Distributor voluntarily waived or absorbed $381,551, $371,434, $323,639, $288,928 and $261,733 in expenses for the years ended
     September 30, 2000, 1999, 1998, 1997 and 1996. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.78%, 1.56%, 1.41%, 1.43% and 1.51%, respectively, and the ratio of net investment income to average daily net assets would have been 4.28%, 3.46%, 4.12%, 4.03%, and 3.98%, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Money Market Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Money Market Fund, Inc. (the Fund) as of September 30, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2000 and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Minneapolis, Minnesota
November 10, 2000

                                                      ADVANTUS MONEY MARKET FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 2000. Dividends for the 2000 calendar year will be reported to you on Form 1099-Div in late January 2001. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, none qualifying for deductions by corporations.
October 31, 1999............................................   $.0038
November 30, 1999...........................................    .0039
December 31, 1999...........................................    .0042
January 31, 2000............................................    .0042
February 29, 2000...........................................    .0039
March 31, 2000..............................................    .0043
April 30, 2000..............................................    .0043
May 31, 2000................................................    .0045
June 30, 2000...............................................    .0046
July 31, 2000...............................................    .0049
August 31, 2000.............................................    .0049
September 30, 2000..........................................    .0047
                                                               ------
                                                               $.0522
                                                               ======

ADVANTUS MONEY MARKET FUND
SHAREHOLDER VOTING RESULTS

On April 17, 2000, a special meeting of shareholders of Advantus Money Market Fund, Inc. was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                                           VOTES       VOTES
DIRECTOR                                                    FOR      WITHHELD
--------                                                 ----------  ---------
Charles E. Arner.......................................  19,387,645  2,113,551
Ellen S. Berscheid.....................................  19,384,489  2,116,707
Ralph D. Ebbott........................................  19,387,645  2,113,551
Frederick P. Feuerherm.................................  19,387,645  2,113,551
William N. Westhoff....................................  19,374,140  2,127,056

(2) To approve the elimination or modification of the following investment policies for:

                                                           VOTES       VOTES      VOTES
                                                            FOR       AGAINST   WITHHELD
                                                         ----------  ---------  ---------
A.   Modify policy regarding borrowing and the issuance
      of senior securities.............................  18,893,954    782,854  1,822,964
B.   Modify policy regarding concentration in a
      particular industry..............................  18,829,160    873,139  1,797,473
C.   Modify policy regarding investments in real estate
      and commodities..................................  18,851,347    850,304  1,798,121
D.   Modify policy regarding lending...................  18,838,572    857,335  1,803,865
E.   Eliminate policy restricting the pledging of
      assets...........................................  18,802,822    879,389  1,817,561
F.   Eliminate policy restricting margin purchases and
      short sales......................................  18,803,211  1,125,253  1,571,308
G.   Eliminate policy prohibiting participation in a
      joint trading account............................  18,868,903    812,897  1,817,972
H.   Eliminate policy prohibiting options
      transactions.....................................  18,904,325  1,024,204  1,571,243
I.   Eliminate diversification policy..................  18,751,418    908,145  1,840,209
J.   Eliminate policy regarding investments in issuers
      that have been in operation for less than 3
      years............................................  18,837,543  1,088,528  1,573,701
K.   Eliminate policy addressing potential conflicts of
      interest.........................................  18,757,094  1,157,225  1,585,453
L.   Eliminate policy prohibiting investing in
      companies for control............................  18,898,090    794,873  1,806,809
M.   Eliminate policy restricting investments in other
      investment companies.............................  19,132,723    787,271  1,579,778

(3) To approve an amendment to the investment advisory agreement between the Fund and Advantus Capital Management, Inc., as described in the proxy statement

                                                           VOTES      VOTES     VOTES
                                                            FOR      AGAINST  WITHHELD
                                                         ----------  -------  ---------
                                                         18,854,661  801,771  1,843,340

(4) To ratify the selection of KPMG LLP as independent public accountants for the Fund

                                                           VOTES      VOTES     VOTES
                                                            FOR      AGAINST  WITHHELD
                                                         ----------  -------  ---------
                                                         19,214,287  707,218  1,579,692

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing
$3.2 billion in assets in addition to $11.5 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                           ST. PAUL MN
                                                                PERMIT NO. 3547

FORWARDING SERVICE REQUESTED

F.48643 Rev. 11-2000